Exhibit 10.1
August 8, 2005
Goldman, Sachs & Co.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
c/o:
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
and
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
4 World Financial Center, 25th Floor
New York, New York 10281-1209
Ladies and Gentlemen:
     Goldman, Sachs & Co. (“Goldman Sachs”) and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch,” and together with Goldman Sachs, the “Remarketing Agents”) are undertaking to remarket the 5.25% Senior Guaranteed Notes due November 16, 2007 (the “Notes”) issued by Platinum Underwriters Finance, Inc., a Delaware corporation (“Platinum Finance”) and guaranteed by Platinum Underwriters Holdings, Ltd., a Bermuda company (the “Company”) on a senior, unsecured basis (the “Guarantees”). The Notes (which term as used herein includes the Guarantees unless the context otherwise requires) were issued pursuant to an Indenture, dated as of October 10, 2002 (the “Base Indenture”), among the Company, Platinum Finance and JPMorgan Chase Bank, N.A. (as successor to JPMorgan Chase Bank), as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of November 1, 2002 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among the Company, Platinum Finance and the Trustee, as the same will be supplemented by a Second Supplemental Indenture (the “Second Supplemental Indenture”) to be entered into among the Company, Platinum Finance and the Trustee, in relation to the Exchange Securities (as defined in Section 4(d)).
The Notes were initially issued by Platinum Finance as part of an equity security unit (a “Unit”) issued by the Company that also included a contract (a “Purchase Contract”)

between the Company and the holder of the Unit. Under each Purchase Contract, the holder of a Unit is obligated to buy, and the Company is obligated to sell, on November 16, 2005 (the “Share Purchase Date”), at a price per share equal to the Stated Amount (as defined in the Purchase Contract Agreement (as defined below)), a number of newly-issued common shares, par value $0.01 per share, of the Company (the “Common Shares”), equal to the Settlement Rate (as defined in the Purchase Contract Agreement). The Units are described in and governed by the Purchase Contract Agreement between the Company and JPMorgan Chase Bank, N.A. (successor to JPMorgan Chase Bank), as purchase contract agent (the “Purchase Contract Agent”), dated as of November 1, 2002 (the “Purchase Contract Agreement”).
The Notes constituting a part of the Units have been pledged by the Purchase Contract Agent, on behalf of the holders of the Units, to U.S. Bank National Association (successor to State Street Bank and Trust Company), as collateral agent, custodial agent and securities intermediary (the “Collateral Agent”) pursuant to the Pledge Agreement dated as of November 1, 2002 (the “Pledge Agreement”) among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders’ obligations to purchase the Common Shares under the Purchase Contracts.
Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Purchase Contract Agreement, the Pledge Agreement and the Indenture, as the case may be. Unless the context otherwise requires, all references to time shall be understood to refer to time in New York City. As used in this Agreement, “Transaction Documents” means, collectively, the Purchase Contract Agreement, the Indenture, the Pledge Agreement, this Agreement, the Exchange and Registration Rights Agreement to be dated as of August 16, 2005 (the “Notes Registration Rights Agreement”) among the Company, Platinum Finance and the Remarketing Agents, and the Jurisdiction Agreement, dated as of the date hereof (the “Jurisdiction Agreement”) among Platinum Finance, the Company, the Remarketing Agents, the Reset Agent and the Purchase Contract Agent.
The Notes of the Units holders and of the Separate Notes holders electing to have their Notes remarketed will be remarketed by the Remarketing Agents on August 11, 2005 (the “Remarketing Date”). In the event that the Remarketing Agents cannot remarket the Notes on the Remarketing Date, the Notes of the Units holders and of the Separate Notes holders electing to have their Notes remarketed will be remarketed by the Remarketing Agents in a Subsequent Remarketing on each of the two immediately following Business Days. In the event of a Failed Remarketing with respect to the first Remarketing Period, the Notes of the Units holders and of the Separate Notes holders electing to have their Notes remarketed will be remarketed in a Subsequent Remarketing by the Remarketing Agents on each of the three Business Days immediately preceding October 2, 2005. In the event of a Failed Remarketing in this second Remarketing Period, the Notes of the Units holders and of the Separate Notes holders electing to have their Notes remarketed will be remarketed in a Subsequent Remarketing by the Remarketing Agents on the third Business Day immediately preceding the Share Purchase Date. In the event of a Last Failed Remarketing, any Units holder that has not otherwise settled its Purchase

Contracts in cash by the Business Day immediately preceding the Share Purchase Date will be deemed to have directed the Company to retain the Notes pledged as collateral in satisfaction of such Unit holder’s obligations under the related Purchase Contracts.
In the event of a successful remarketing on the Remarketing Date or a Subsequent Remarketing Date, as the case may be, the applicable interest rate on the Notes will be reset, effective from the Reset Date, to the Reset Rate which shall be determined by the Reset Agent as the rate that such Notes should bear in order for the Notes to have a market value at the Remarketing Date or the Subsequent Remarketing Date, as the case may be, of at least 100.25% of the Remarketing Value, assuming, for this purpose, even if not true, that all of the Notes are held as components of Normal Units and will be remarketed, provided that the Reset Rate will in no event exceed the maximum rate, if any, permitted by applicable law. “Remarketing” means the remarketing of the Notes on the Remarketing Date or a Subsequent Remarketing Date, as the case may be, pursuant to this Agreement.
1. Appointment and Obligations of Remarketing Agents and Reset Agent.
(a) Each of the Company and Platinum Finance hereby appoints Goldman Sachs and Merrill Lynch as exclusive Remarketing Agents. Goldman Sachs and Merrill Lynch, acting severally and not jointly, each hereby accepts appointment as Remarketing Agent for the purpose of (i) Remarketing the Notes on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agents in this Agreement and the other Transaction Documents. Each of the Company and Platinum Finance hereby appoints Goldman Sachs as the exclusive Reset Agent (the “Reset Agent”). Goldman Sachs hereby accepts appointment as Reset Agent for the purpose of (i) establishing the Reset Rate and (ii) performing such other duties as are assigned to the Reset Agent in this Agreement and the other Transaction Documents.
(b) (i) Each Remarketing Agent agrees to use its commercially reasonable best efforts to remarket the Notes tendered or deemed tendered to the Remarketing Agents in the Remarketing in accordance with provisions of this Agreement and the other Transaction Documents, (ii) the Reset Agent agrees to establish the Reset Rate and to notify the Company, the Depositary, the Purchase Contract Agent and the Trustee promptly of the Reset Rate in accordance with the Transaction Documents and (iii) the Remarketing Agents and Reset Agent agree to carry out such other duties as are assigned to the Remarketing Agents and the Reset Agent, respectively, in the Transaction Documents.
(c) Each Remarketing Agent agrees to use its commercially reasonable best efforts to remarket (1) in the Remarketing on the Remarketing Date, the Notes of the Separate Note holders electing to have their Notes remarketed and of the Units holders, (2) in the event that the Remarketing Agents cannot remarket the Notes on the Remarketing Date, in a Subsequent Remarketing on each of the two immediately following Business Days, the Notes of the Separate Note holders electing to have their Notes remarketed and of the Units holders, (3) in the case of a Failed Remarketing with respect to the first Remarketing Period, in a Subsequent Remarketing on each of the three Business Days immediately preceding October 2, 2005, the Notes of the Separate Note holders electing to have their Notes remarketed and of the Units holders, and (4) in the case of a Failed Remarketing in this second Remarketing Period, in a Subsequent Remarketing on the third Business Day immediately preceding the Share Purchase Date, the Notes of the Separate Note holders electing to have their Notes remarketed and of the Units holders who have failed to notify the Purchase Contract Agent, on or prior to 5:00 p.m. (New York City time) on the seventh Business Day immediately preceding the Share Purchase Date, of their intention to settle the related Purchase Contracts through Cash Settlement.
(d) The Reset Agent agrees to determine, in the manner provided for herein and in the Transaction Documents, with respect to the Notes, the Reset Rate that the Notes should bear in order for the Notes to have a market value at the Remarketing Date or the Subsequent Remarketing Date, as the case may be, of at least 100.25% of the Remarketing Value, assuming, for this purpose, even if not true, that all of the Notes are held as components of Normal Units and will be remarketed, provided that the Reset Rate will in no event exceed the maximum rate, if any, permitted by applicable law.
(e) If at any time during the term of this Agreement, any Event of Default (as defined in the Indenture) or event that with the passage of time or the giving of notice or both would become such an Event of Default has occurred and is continuing under the Indenture, the obligations and duties of the Remarketing Agents and the Reset Agent under this Agreement shall be suspended until such default or event has been cured. The Company will promptly instruct the Trustee to give the Remarketing Agents and the Reset Agent notice of all such defaults and events.
(f) Remarketing Fees.
In the event of a successful Remarketing of the Notes of the Units holders and the Separate Note holders electing to have their Notes remarketed, the Remarketing Agents shall retain as a remarketing fee (the “Remarketing Fee”), an amount not exceeding 25 basis points (0.25%) of the total proceeds from such Remarketing.
(g) Delivery and Payment.
(i) Delivery of payment for the remarketed Notes by the purchasers thereof identified by the Remarketing Agents and payment of the Remarketing Fee shall be made on the Remarketing Date or a Subsequent Remarketing Date, as the case may be, on which date the Notes are successfully remarketed, or on such other date as the Company and the Remarketing Agents shall agree by 10:00 a.m., New York City time (such date of delivery and payment for the remarketed Notes being herein called the “Remarketing Closing Date”). Delivery of the remarketed Notes and payment of the Remarketing Fee shall be made to the Remarketing Agents against payment by the respective purchasers of the remarketed Notes of the consideration therefor as specified herein, which consideration shall be paid to the Collateral Agent, for the account of the persons entitled thereto in immediately available funds by wire transfer to an account or accounts designated by the Collateral Agent.

(ii) The remarketed Notes will be represented by one or more definitive global Notes in book-entry form which will be deposited with the Depository and shall be registered in such names and denominations as the Remarketing Agents may request not less than one full Business Day in advance of the Remarketing Closing Date, and the Company, the Collateral Agent and the registered holder or holders thereof agree to have the certificates representing the global Notes available for inspection by the Remarketing Agents in New York, New York not later than 12:00 noon on the Business Day prior to the Remarketing Closing Date.
2. Representations, Warranties and Agreements. Each of the Company and Platinum Finance represents, warrants and agrees (i) on and as of the date hereof, (ii) on and as of the date any preliminary or final offering circular is first distributed in connection with the Remarketing and (iii) on and as of the Remarketing Date or a Subsequent Remarketing Date, as the case may be that:
(a) A preliminary offering circular, dated August 8, 2005 (the “Preliminary Offering Circular”) and an offering circular to be dated August 11, 2005, as amended or supplemented (the “Offering Circular”), which incorporate by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (including information specifically incorporated by reference into such Form 10-K from the Company’s definitive Proxy Statement for its 2005 annual meeting of shareholders) (the “Form 10-K”) and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005, have been, or will be, prepared in connection with the Remarketing of the Notes. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K and all subsequent documents filed with (but not furnished to) the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) on or prior to the date of the Preliminary Offering Circular or the Offering Circular, as the case may be. Any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date; provided, however, such subsequently filed documents shall not include any Current Reports on Form 8-K, or portions of such reports, that are deemed to be furnished to, rather than filed with, the Commission and (ii) any Additional Issuer Information (as defined in Section 4(e)) furnished by the Company prior to the completion of the Remarketing of the Notes; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports”. The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Circular or the

Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or Platinum Finance by the Remarketing Agents or Reset Agent expressly for use therein;
(b) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included, or incorporated by reference, in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or the capital or surplus or long-term debt of the Company or Platinum Finance (other than upon exercise of director or employee options in the ordinary course of business pursuant to an employee benefit plan of the Company currently in existence, or upon the exercise, conversion or exchange of convertible or exchangeable securities or options in the ordinary course of business outstanding as of the date of this Agreement or upon the exercise of the Purchase Contracts forming a part of the Units in the ordinary course of business outstanding as of the date of this Agreement) or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular;
(c) The Company and its subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable (by and against the Company) sub-leases and assignments of leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the Company does not own any real property;
(d) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of Bermuda, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

each subsidiary of the Company has been duly incorporated and is validly existing as a corporation or a company in good standing under the laws of its jurisdiction of organization, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;
(e) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description of the capital stock contained in the Offering Circular; all of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and are validly issued, fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; except as described in the Form 10-K under the captions “Related Party Transactions—Transactions with St. Paul and Its Subsidiaries” and “Related Party Transactions—Transactions with RenaissanceRe and Its Subsidiaries,” and in the Offering Circular under the caption “Description of Our Share Capital,” the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Notes and no party has the right to require the Company to register securities; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Common Shares or any other class of capital stock of the Company (except (i) upon exercise of director or employee options in the ordinary course of business pursuant to an employee plan of the Company or (ii) upon the exercise of the Purchase Contracts forming a part of the Units and as set forth in the Form 10-K under the captions “Related Party Transactions—Transactions with St. Paul and Its Subsidiaries” and “Related Party Transactions—Transactions with RenaissanceRe and Its Subsidiaries,” and in the Offering Circular under the caption “Description of Our Share Capital”); there are no restrictions on the Remarketing of the Notes under the laws of Bermuda or the United States (other than, pursuant to the securities laws of the United States or any state securities or Blue Sky laws, by affiliates of the Company and other than as described in the Offering Circular under the caption “Description of Our Share Capital”);
(f) Each of the Company and Platinum Finance has all requisite corporate power and authority to enter into this Agreement, the Notes Registration Rights Agreement and the Jurisdiction Agreement; and each of this Agreement and the Jurisdiction Agreement has been duly authorized, executed and delivered by the Company and Platinum Finance and conforms in all material respects to the description thereof contained in the Offering Circular;
(g) The Notes Registration Rights Agreement has been duly authorized, and when executed and delivered by the Company, Platinum Finance and the Remarketing Agents, the Notes Registration Rights Agreement will constitute a valid and legally binding obligation of the Company and Platinum Finance, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equity principles; provided, however, that no representation or warranty with respect to enforceability is made with respect to the indemnity provisions in the Notes Registration Rights Agreement;
(h) The Exchange Securities have been duly authorized by the Company and Platinum Finance and, when duly executed, authenticated, issued and delivered in accordance with the Indenture and the Notes Registration Rights Agreement, the Exchange Securities will constitute valid and legally binding obligations of Platinum Finance and the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and will be in the form contemplated by, and will be entitled to the benefits of, the Indenture; the Exchange Securities will conform in all material respects to the description thereof contained in the Offering Circular and will be in substantially the form previously delivered to you;
(i) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating or affecting creditors’ rights and to general equity principles; and the Purchase Contract Agreement conforms in all material respects to the description thereof contained in the Offering Circular;
(j) The Pledge Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating or affecting creditors’ rights and to general equity principles; and the Pledge Agreement conforms in all material respects to the description thereof contained in the Offering Circular;
(k) The Indenture has been duly authorized, executed and delivered by each of Platinum Finance and the Company and duly qualified under the Trust Indenture Act, and constitutes a valid and legally binding obligation of the Company and Platinum Finance, enforceable against the Company and Platinum Finance in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating or affecting creditors’ rights and to general equity principles; and the Indenture conforms in all material respects to the description thereof contained in the Offering Circular;
(l) The Notes have been duly authorized and have been duly issued, executed and delivered by Platinum Finance against payment therefor as provided in the Indenture and constitute valid and legally binding obligations of Platinum Finance, enforceable against

Platinum Finance in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating or affecting creditors’ rights and to general equity principles, and entitled to the benefits provided by the Indenture; the Notes conform in all material respects to the description thereof contained in the Offering Circular;
(m) The Guarantees have been duly authorized and have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating or affecting creditors’ rights and to general equity principles, and entitled to the benefits provided by the Indenture; the Guarantees conform in all material respects to the description thereof contained in the Offering Circular;
(n) None of the transactions contemplated by this Agreement and the Notes Registration Rights Agreement (including, without limitation, the Guarantees and the use of the proceeds from the Remarketing) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;
(o) Prior to the date hereof, neither the Company, Platinum Finance, nor any of their respective affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company in connection with the Remarketing of the Notes;
(p) The Remarketing of the Notes, the issuance and delivery of the Exchange Securities and the compliance by the Company and Platinum Finance with all of the provisions of the Notes, the Guarantees, the Exchange Securities and the Transaction Documents and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to a right of termination under (i) the memorandum of association or bye-laws or other organizational document of the Company or any of its subsidiaries, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, other than, in the case of clause (ii) or (iii), such conflicts, breaches, violations, defaults and termination rights which (A) would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, (B) affect the Remarketing of the Notes in accordance with the terms of this Agreement and the Transaction Documents, or (C) would not adversely affect the consummation of the transactions contemplated hereunder or in the Transaction Documents;

(q) Except as described in the Offering Circular, no consent, approval, authorization, registration or qualification of or with any governmental agency or body or any court is required to be obtained or made by the Company or any of its subsidiaries for the Remarketing of the Notes, the issuance and delivery of the Exchange Securities or the consummation of the transactions contemplated by this Agreement or the other Transaction Documents except (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, Blue Sky or insurance securities laws in connection with the purchase and distribution of the Notes by the Remarketing Agent, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required and have been obtained from the Bermuda Monetary Authority, (iii) the filing of a registration statement by Platinum Finance and the Company with the Commission pursuant to the Securities Act of 1933, as amended (the “Act”) with respect to the Exchange Securities, (iv) such consents, approvals, authorizations, registrations or qualifications the failure of which to obtain or make would not, individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, or affect the due authorization and enforceability in accordance with their terms of the Notes or the Exchange Securities;
(r) Neither the Company nor any of its subsidiaries is in violation of its memorandum of association or bye-laws or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;
(s) The statements set forth in the Offering Circular under the captions “Business—Our Business—Regulation,” “Description of the Remarketed Notes,” “Description of Our Share Capital,” “Material U.S. Federal Income Tax Considerations,” “ERISA Considerations” and “Remarketing,” and in the Form 10-K under the caption “Related Party Transactions,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are true and complete in all material respects;
(t) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
(u) Each description of a contract, document or other agreement in the Offering Circular accurately reflects in all material respects the terms of the underlying contract, document or other agreement; each contract, document or other agreement set forth on Schedule I hereto (such listed contracts, documents and other agreements, collectively, the “Filed Agreements”) to which the Company or a subsidiary of the Company is a party is in full force and effect and is valid and enforceable by and against the Company or such subsidiary, as the case may be, in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other laws now or hereafter in effect affecting creditors’ rights generally, (ii) the enforceability thereof is subject to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law) and (iii) no representation or warranty is made with respect to the enforceability of indemnification and contribution provisions relating to violations under the Act contained in the Formation and Separation Agreement (as defined in Schedule I hereto), the Registration Rights Agreement (as defined in Schedule I hereto), and the Transfer Restrictions and Registration Rights Agreement (as defined in Schedule I hereto); neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any Filed Agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default;
(v)The Company is subject to Section 13 of the Exchange Act;
(w) Neither the Company nor Platinum Finance is, or after giving effect to the Remarketing as herein contemplated or as described in the Offering Circular, will be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
(x) Except as described in the Offering Circular, each of the Company and its subsidiaries is duly licensed as an insurance holding company or as an insurer or reinsurer, as the case may be, under the insurance laws (including laws that relate to companies that control insurance companies) and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (collectively, “Insurance Laws”), of each jurisdiction in which the conduct of its business as described in the Offering Circular requires such licensing, except for such jurisdictions in which the failure of the Company and its subsidiaries to be so licensed would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholder’s equity or results of operations of the Company and its subsidiaries, taken as a whole; each of the Company and its subsidiaries has made all required filings under applicable holding company statutes or other Insurance Laws in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholder’s equity or results of operations of the Company and its subsidiaries, taken as a whole; except as described in the Offering Circular, each of the Company and its subsidiaries has all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Offering Circular and all of the foregoing are in full force and effect, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications or their failure to be in full force and effect would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholder’s equity or results of operations of the Company and its subsidiaries, taken as a whole; none of the Company or any of its subsidiaries has received any notification from any insurance regulatory authority or other governmental authority in the United States, Bermuda, Ireland, the United Kingdom or elsewhere to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by either the Company or any of its subsidiaries; and no insurance regulatory authority has issued any order or decree impairing, restricting or prohibiting the payment of dividends by the Company or any of its subsidiaries;
(y) The Company and its subsidiaries own or possess or are licensed to use, or will be able to acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, services marks and trade names that are necessary for the Company and its subsidiaries to conduct the business of reinsurance in the manner and to the extent described in the Offering Circular, and none of the Company or any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, except for those which, if determined adversely to the Company or any of its subsidiaries, would not have a material adverse effect on the consolidated financial position, shareholder’s equity or results of operations of the Company and its subsidiaries, taken as a whole;
(z) Each of the Company and its subsidiaries has filed all statutory financial returns, reports, documents and other information required to be filed pursuant to the applicable Insurance Laws of the United States and the various states thereof, Bermuda, Ireland, the United Kingdom and each other jurisdiction applicable thereto, and has duly paid all taxes (including franchise taxes and similar fees) it is required to have paid under the applicable Insurance Laws of the United States and the various states thereof, Bermuda, Ireland, the United Kingdom and each other jurisdiction applicable thereto, except where the failure, individually or in the aggregate, to file such return, report, document or information or to pay such taxes would not have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; and each of the Company and its subsidiaries maintains its books and records in accordance with, and is otherwise in compliance with, the applicable Insurance Laws of the United States and the various states thereof, Bermuda, Ireland, the United Kingdom and each other jurisdiction applicable thereto, except where the failure to so maintain its books and records or be in compliance would not individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole;
(aa) Any tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been filed, except where the failure to file such returns would not individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, and any material taxes, including any withholding taxes, excise taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from such entities have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest;
(bb) The Company and its subsidiaries have not taken, and have no plan or intention to take, directly or indirectly, any action that would or would be reasonably expected to cause or result in the Company and/or any Non-U.S. Subsidiary being treated as engaged in a trade or business within the United States for purposes of the Internal Revenue Code of 1986, as amended;
(cc) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the purchasers of the Notes or the Remarketing Agents to Bermuda or any political subdivision or taxing authority thereof or therein in connection with the Remarketing of the Notes by Platinum Finance and the Company in the manner contemplated by this Agreement or the issuance and delivery of the Exchange Securities as contemplated by the Notes Registration Rights Agreement; and no registration, documentary, recording, transfer or other similar tax, fee or charge by any Bermuda government authority is payable in connection with the execution, delivery, filing, registration or performance of this Agreement or the Notes Registration Rights Agreement;
(dd) There are no currency exchange control laws, in each case of Bermuda, the United Kingdom or Ireland (or any political subdivision or taxing authority thereof), that would be applicable to the payment of interest on the Notes or the Exchange Securities by Platinum Finance or the Guarantees by the Company (other than as may apply to residents of Bermuda for Bermuda exchange control purposes). The Company and Platinum Bermuda are “exempted companies” under Bermuda law and have not (i) acquired and do not hold any land in Bermuda, other than that held by way of lease or tenancy for terms of not more than 21 years, without the express authorization of the Bermuda legislature, (ii) taken mortgages on land in Bermuda to secure an amount in excess of $50,000, without the consent of the Bermuda Minister of Finance, (iii) acquired any bonds or debentures secured by any land in Bermuda (other than certain types of Bermuda government securities), or (iv) conducted their business in a manner that is prohibited for “exempted companies” under Bermuda law. Neither the Company nor Platinum Bermuda has received notification from the Bermuda Monetary Authority or any other Bermuda governmental authority of proceedings relating to the modification or revocation of its designation as nonresident for exchange control purposes or its status as an “exempted company”;
(ee) Under the Jurisdiction Agreement, each of the Company and Platinum Finance has validly and irrevocably submitted to the non-exclusive jurisdiction of any United States Federal or State court in the Borough of Manhattan, the City of New York, or the State of

New York (a “New York Court”) with respect to suits, actions or proceedings brought by any Remarketing Agent, Reset Agent or Purchase Contract Agent or by any person who controls any of them within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act against the Company or Platinum Finance arising out of or in connection with violations of United States federal securities laws relating to offers and sales of the Notes, and has validly and irrevocably waived, to the fullest extent permitted by law, any objections that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any New York Court based on or arising under this Agreement or any claims that any such suit, action or proceeding brought in any New York Court has been brought in an inconvenient forum; and, under the Jurisdiction Agreement, each of the Company and Platinum Finance has duly and irrevocably appointed CT Corporation System as its agent to receive service of process with respect to actions arising out of or in connection with any such suit, action or proceeding, and service of process on CT Corporation System effected in the manner set forth in the Jurisdiction Agreement will be effective under the laws of Bermuda to confer personal jurisdiction over the Company;
(ff) The financial statements included or incorporated by reference in the Offering Circular, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its subsidiaries on a consolidated basis as of the dates indicated and the results of operations, stockholders’ equity and cash flows of the Company and its subsidiaries on a combined basis for the periods indicated; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved; the financial statement schedules, if any, included or incorporated by reference in the Offering Circular present fairly in all material respects the information required to be stated therein; the selected financial data included or incorporated by reference in the Offering Circular present fairly in all material respects the information shown therein and have been compiled on a basis consistent in all material respects with that of the audited financial statements included or incorporated by reference in the Offering Circular, as the case may be;
(gg) The combined statements of underwriting results and identifiable underwriting cash flows of the Reinsurance Underwriting Segment of the St. Paul Travelers Companies, Inc. (“Predecessor”) incorporated by reference in the Offering Circular (i) present fairly in all material respects the underwriting results and identifiable underwriting cash flows of Predecessor for the period from January 1, 2002 through November 1, 2002; (ii) comply as to form in all material respects with the applicable accounting requirements of the Act; and (iii) have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as otherwise noted therein);
(hh) The selected financial information with respect to the results of operations of Predecessor for the period ended November 1, 2002 and for each of the years ended December 31, 2001 and 2000 included in the Offering Circular (i) present fairly in all material respects the financial position and results of operations of Predecessor for the period ended November 1, 2002 and for each of the years ended December 31, 2001 and

2000; and (ii) have been prepared in conformity with GAAP applied on a consistent basis throughout the period involved (except as otherwise noted therein);
(ii) KPMG, LLP, who have certified certain financial statements of Predecessor and the Company and its subsidiaries, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;
(jj) No relationship, direct or indirect, exists between or among any of the Company, Platinum Finance or, to the knowledge of the Company, any of their respective affiliates (as such term is defined in Rule 405 under the Act) on the one hand, and any former or current director, officer, stockholder, broker, customer or supplier of any of them, on the other hand, which is required by the Act or the Exchange Act or the rules and regulations thereunder to be described in the Form 10-K which is not so described or is not described as required;
(kk) The Company and its consolidated subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that is sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (v) material information relating to the Company and its consolidated subsidiaries is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (vi) any significant deficiencies or weaknesses in the design or operation of internal accounting controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company’s independent auditors and the audit committee of the Company’s board of directors; the Company’s internal control over financial reporting is effective in all material respects and the Company is not aware of any material weaknesses in its internal control over financial reporting;
(ll) The Company and its consolidated subsidiaries employ disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply in all material respects with the requirements of the Exchange Act; such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate to allow timely decisions regarding disclosure; such disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the Company in reports filed or submitted by the Company under the Exchange Act is recorded, processed, summarized and timely reported as specified in the Commission’s rules and forms;
(mm) There are no transactions, arrangements and other relationships between and/or among the Company, Platinum Finance, and/or, to the knowledge of the Company, any of their respective affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Form 10-K which have not been described as required;
(nn) Neither the Company, Platinum Finance, nor any person acting on its or their behalf has offered or sold the Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act; provided that no representation is made with respect to any action or inaction of the Remarketing Agents or Reset Agent;
(oo) Within the preceding six months, neither the Company, Platinum Finance nor any other person acting on behalf of the Company or Platinum Finance has offered or sold to any person any Notes, or any securities of the same or a similar class as the Notes, other than Notes being Remarketed hereunder; provided that no representation is made with respect to any action or inaction of the Remarketing Agents or Reset Agent. The Company and Platinum Finance will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Notes or any substantially similar security issued by the Company or Platinum Finance, within six months subsequent to the date on which the Remarketing of the Notes has been completed (as notified to the Company by the Remarketing Agents), is made under restrictions and other circumstances reasonably designed not to affect the status of the Remarketing of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;
(pp) Since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;
(qq) Except as described in the Offering Circular, the Company has no knowledge of any threatened or pending downgrading of the rating accorded the Company or any of its subsidiaries’ financial strength or claims-paying ability by A.M. Best Company, Inc., Standard & Poor’s Ratings Service, a Division of The McGraw-Hill Companies, Inc., and

Moody’s Investors Services, Inc., the only “nationally recognized statistical rating organizations,” as that term is defined by the Commission for purposes of Rule 463(g)(2) under the Act which currently rate the claims-paying ability of one or more of the Company or its subsidiaries;
(rr) The Notes are not of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system; and
(ss) Registration of the Notes under the Securities Act is not required in connection with the Remarketing of the Notes in the manner contemplated by this Agreement and the Offering Circular.
3. The Remarketing Agents propose to remarket the Notes upon the terms and conditions set forth in this Agreement and the Offering Circular and each of the Remarketing Agents and the Reset Agent hereby represents and warrants to, and agrees with the Company and Platinum Finance that:
(a) It will offer and sell the Notes only to (i) persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A;
(b) It is an Institutional Accredited Investor; and
(c) It will not offer or sell the Notes by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.
4. Company and Platinum Finance Covenants. Each of the Company and Platinum Finance agrees with each of the Remarketing Agents and Reset Agent:
(a) To prepare the Offering Circular in relation to the Remarketing of the Notes in a form approved by the Remarketing Agents; to make no amendment or any supplement to the Offering Circular which shall be disapproved by the Remarketing Agents promptly after reasonable notice thereof; and to furnish the Remarketing Agents with copies thereof;
(b) Promptly from time to time to take such action as the Remarketing Agents may reasonably request to qualify the Notes for the Remarketing under the securities laws of such jurisdictions as the Remarketing Agents may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the Remarketing of the Notes, provided that in connection therewith neither Platinum Finance nor the Company shall be required to qualify as a foreign corporation, to file a general consent to service of process in any jurisdiction or to become subject to taxation in any jurisdiction;

(c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of the Offering Circular and from time to time, to furnish the Remarketing Agents with written and electronic copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants’ report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, in New York City in such quantities as the Remarketing Agents may reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify the Remarketing Agents and upon their request to prepare and furnish without charge to the Remarketing Agents and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;
(d) During the period beginning from the date hereof and continuing to and including the date 30 days after the date of the Offering Circular, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company or Platinum Finance that are substantially similar to the Notes, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, any such substantially similar securities, or to file any registration statement with the Commission under the Act relating to any such securities (other than (i) the issuance of exchange securities in exchange for the Series A 7.50% Notes due 2017 issued by Platinum Finance and guaranteed by the Company and the related registration statement on Form S-4 providing for the registration of the exchange securities and (ii) a registration statement on Form S-4 providing for the registration of the debt securities and guarantees of Platinum Finance and the Company, respectively, with terms identical to the Notes (the “Exchange Securities”), and the exchange of the Notes for the Exchange Securities, all in a manner which will permit persons who acquire the Exchange Securities to resell the Exchange Securities pursuant to the Act), without prior written consent of the Remarketing Agents;
(e) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of the remarketed Notes, to furnish at its expense, upon request, to holders of the remarketed Notes and prospective purchasers of securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;
(f) If not otherwise available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System or similar system, to furnish to the holders of the remarketed Notes as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail, provided, however, that if the Company is subject to the reporting requirements of the Exchange Act, the Company shall not be required to provide such information prior to the time such information is filed with the Commission;
(g) If not otherwise available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System or similar system, to furnish to the Remarketing Agents copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and to deliver to the Remarketing Agents (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Notes or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Remarketing Agents may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission), provided, however, that, if the Company is subject to the reporting requirements of the Exchange Act, the Company shall not be required to provide such information prior to the time such information is filed with the Commission;
(h) During the period of three years from Remarketing Closing Date, the Company and Platinum Finance will not, and will not permit any of their respective “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Notes which constitute “restricted securities” under Rule 144 that have been reacquired by any of them;
(i) Not to be or become, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.
5. Costs and Expenses. Each of the Company and Platinum Finance covenants and agrees with the Remarketing Agents that, whether or not the transactions contemplated herein are consummated, the Company and Platinum Finance will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s and Platinum Finance’s counsel and accountants in connection with the preparation and printing of any Preliminary Offering Circular and the Offering Circular and amendments and supplements thereto and the mailing and delivering of copies thereof to the Remarketing Agents and Reset Agent; (ii) the cost of printing or producing this Agreement, the Jurisdiction Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the Remarketing; (iii) 50% of the fees, disbursements and expenses of counsel for the Remarketing Agents and Reset Agent; provided, however, that the Company and Platinum Finance shall not be required to pay more than $100,000 pursuant to this clause (iii); (iv) all expenses in connection with the qualification of the Notes for offering and sale under state securities laws and insurance securities laws as provided in Section 4(b) hereof, including the reasonable fees and disbursements of counsel for the Remarketing Agents in connection with such qualification and in connection with the Blue Sky survey; (v) the filing fees in connection with securing any required review by the NASD of the terms of the Remarketing of the Notes; (vi) the cost of preparing the Notes; (vii) fees, expenses and disbursements of the Trustee, any transfer agent or registrar, the Purchase Contract Agent, any agent of or counsel to any of the foregoing, in connection with the Notes, the Indenture or the Transaction Documents; (viii) any travel expenses of the Company’s and Platinum Finance’s officers and employees and any other expenses of the Company and Platinum Finance in connection with attending or hosting meetings with prospective purchasers of the Notes; and (ix) all other costs and expenses incident to the performance of the obligations of the Company and Platinum Finance hereunder which are not otherwise specifically provided for in this Section.
6. Conditions to Remarketing Agents’ and Reset Agent’s Obligations. The respective obligations of the Remarketing Agents and Reset Agent hereunder shall be subject, in the discretion of the Remarketing Agents, to the condition that all representations and warranties and other statements by the Company and Platinum Finance herein are, and as of the Remarketing Date or Subsequent Remarketing Date, as the case may be, and the Remarketing Closing Date will be, true and correct, and to the condition that the Company and Platinum Finance shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:
(a) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Remarketing Agents, shall have furnished to the Remarketing Agents and Reset Agent their written opinion, dated the Remarketing Closing Date, with respect to the Offering Circular, and such other related matters as the Remarketing Agents may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
(b) Dewey Ballantine LLP, counsel for the Company and Platinum Finance, shall have furnished to the Remarketing Agents a written opinion to the effect set forth in Exhibit A hereto, dated the Remarketing Closing Date, in form and substance satisfactory to the Remarketing Agents.
(c) Conyers, Dill & Pearman, outside Bermuda counsel for the Company and Platinum Finance, shall have furnished to the Remarketing Agents a written opinion to the effect set forth in Exhibit B hereto, dated the Remarketing Closing Date, in form and substance satisfactory to the Remarketing Agents.
(d) Michael E. Lombardozzi, Executive Vice President, General Counsel and Secretary of the Company, shall have furnished to the Remarketing Agents his written opinion to the effect set forth in Exhibit C hereto, dated as of the Remarketing Closing Date, in form and substance satisfactory to the Remarketing Agents.

(e) Funk & Bolton, P.A., outside Maryland insurance regulatory counsel for the Company, shall have furnished to the Remarketing Agents a written opinion to the effect set forth in Exhibit D hereto, dated the Remarketing Closing Date, in form and substance satisfactory to the Remarketing Agents.
(f) On the date of the Offering Circular and also at the Remarketing Closing Date, KPMG, LLP shall have furnished to the Remarketing Agents letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Remarketing Agents, to the effect set forth in Annex I hereto; (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I hereto);
(g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the date as of which information is given in the Offering Circular, there shall not have been any change in the capital stock, capital or surplus or long-term debt of the Company (other than upon exercise of director or employee options in the ordinary course of business pursuant to an employee plan of the Company, or upon the exercise, conversion or exchange of convertible or exchangeable securities or options in the ordinary course of business outstanding as of the date of this Agreement or upon the exercise of the Purchase Contracts forming a part of the Units in the ordinary course of business outstanding as of the date of this Agreement) or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Remarketing Agents so material and adverse as to make it impracticable or inadvisable to proceed with the Remarketing of the Notes on the terms and in the manner contemplated in the Offering Circular;
(h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company’s or Platinum Finance’s securities or the Company’s or Platinum Finance’s financial strength or claims paying ability by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s or Platinum Finance’s securities or the Company’s or Platinum Finance’s financial strength or claims paying ability;
(i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s or Platinum Finance’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York or London declared by the relevant authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or the United Kingdom; (iv) a change or development involving a prospective change in Bermuda taxation affecting the Company, or Platinum Finance, as applicable, or the Notes or the Remarketing thereof; (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or Bermuda or the declaration by the United States, the United Kingdom or Bermuda of a national emergency or war or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States, the United Kingdom, Bermuda or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the judgment of the Remarketing Agents makes it impracticable or inadvisable to proceed with the Remarketing of the Notes on the terms and in the manner contemplated in the Offering Circular;
(j) The Company shall have complied with the provisions of Section 3(c) hereof with respect to the furnishing of Offering Circulars on the Business Day next succeeding the date of the Offering Circular;
(k) No injunction, judgment, order, decree or other legal or governmental action prohibiting the consummation of the transactions contemplated hereby shall have been issued and remain in effect or shall have been publicly announced by any court or announced, or threatened in writing, by a regulatory agency or other governmental body;
(l) The Company shall have furnished or caused to be furnished to the Remarketing Agents and Reset Agent on the Remarketing Closing Date certificates of officers of the Company and Platinum Finance reasonably satisfactory to the Remarketing Agents as to the accuracy of the representations and warranties of the Company and Platinum Finance herein at such Remarketing Closing Date, as to the performance by the Company and Platinum Finance of all of their respective obligations hereunder to be performed at or prior to such Remarketing Closing Date, as to the matters set forth in subsection (g) of this Section and as to such other matters as the Remarketing Agents may reasonably request; and
(m) Each of the Company and Platinum Finance shall have entered into the Notes Registration Rights Agreement.
7. Indemnification.
(a) Each of the Company and Platinum Finance, jointly and severally, will indemnify and hold harmless each Remarketing Agent and Reset Agent against any losses, claims, damages or liabilities, joint or several, to which such Remarketing Agent or Reset Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading or (ii) the Remarketing of the Notes or the establishment of the Reset Rate, as the case may be, or (iii) the engagement of the Remarketing Agents or the Reset Agent pursuant to, or the performance by the Remarketing Agents or Reset Agent of their respective services (including any such services performed on or prior to the date hereof) contemplated by this Agreement; and will reimburse each Remarketing Agent and Reset Agent for any legal or other expenses reasonably incurred by such Remarketing Agent or Reset Agent, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor Platinum Finance shall be liable under clause (a)(i) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or Platinum Finance by any Remarketing Agent or Reset Agent, as the case may be, through Goldman Sachs, expressly for use therein. The Remarketing Agents and Reset Agent shall incur no liability to and shall be indemnified and held harmless by the Company and Platinum Finance for, or in respect of, any actions taken, omitted to be taken or suffered to be taken in the absence of bad faith or gross negligence by the Remarketing Agents or Reset Agent, as the case may be, in reasonable reliance upon the advice of counsel satisfactory to it or instructions from the Trustee (pursuant to the Indenture) or the Company or Platinum Finance.
(b) Each Remarketing Agent and Reset Agent, severally and not jointly, will indemnify and hold harmless the Company and Platinum Finance against any losses, claims, damages or liabilities to which the Company or Platinum Finance may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or Platinum Finance by such Remarketing Agent or Reset Agent, as the case may be, expressly for use therein; and will reimburse the Company and Platinum Finance for any legal or other expenses reasonably incurred by the Company or Platinum Finance in connection with investigating or defending any such action or claim as such expenses are incurred.
(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party, except to the extent it has been materially prejudiced thereby, and in any event it shall not relieve it from any liability otherwise than under subsection (a) or (b) of this Section 7. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party (or such other release of the indemnified party as shall be satisfactory to the indemnified party) from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
(d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Platinum Finance on the one hand and the Remarketing Agents and Reset Agent on the other from the Remarketing of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Platinum Finance on the one hand and the Remarketing Agents and Reset Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Platinum Finance on the one hand and the Remarketing Agents and Reset Agent on the other hand in connection with the Remarketing shall be deemed to be in the same proportion as the aggregate principal amount of the Notes which are, or are to be, remarketed bears to the aggregate fees received by the Remarketing Agents and Reset Agent with respect to the Remarketing. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Platinum Finance on the one hand or the Remarketing Agents and Reset Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Platinum Finance, the Remarketing Agents and Reset Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Remarketing Agents and Reset Agent were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Remarketing Agent or Reset Agent shall be required to contribute any amount in excess of the amount by which its aggregate fee in connection with the Remarketing exceeds the amount of any damages which such Remarketing Agent or Reset Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Remarketing Agents’ and Reset Agent’s obligations in this subsection (d) to contribute are several and not joint.
(e) The obligations of the Company and Platinum Finance under this Section 7 shall be in addition to any liability which the Company and Platinum Finance may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of each Remarketing Agent and Reset Agent and each person, if any, who controls a Remarketing Agent or Reset Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall be binding upon or inure to the benefit of, as the case may be, any successors, assigns, heirs and personal representatives of the Company, Platinum Finance, the Remarketing Agents and the Reset Agent; and the obligations of the Remarketing Agents and Reset Agent under this Section 7 shall be in addition to any liability which the respective Remarketing Agents or Reset Agent, as the case may be, may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or Platinum Finance and to each person, if any, who controls the Company or Platinum Finance within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and shall be binding upon or inure to the benefit of, as the case may be, any successors, assigns, heirs and personal representatives of the Company, Platinum Finance, the Remarketing Agents and Reset Agent.
8. Further Liability. If this Agreement shall be terminated by a Remarketing Agent or Reset Agent pursuant to Section 10(a), the Company and Platinum Finance shall then be under no liability to such Remarketing Agent or Reset Agent except as provided in Sections 1, 5 and 7 hereof; but, if for any other reason, any Notes are not remarketed by or on behalf of the Company and Platinum Finance as provided herein, the Company and Platinum Finance will reimburse the Remarketing Agents and Reset Agent, for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Remarketing Agents and Reset Agent in making preparations for the Remarketing of the Notes not so remarketed, but the Company and

Platinum Finance shall then be under no further liability to the Remarketing Agents and Reset Agent in respect of the Notes not so remarketed except as provided in Sections 1, 5 and 7 hereof.
9. Dealing in the Notes. Each of the Remarketing Agents and the Reset Agent, when acting hereunder, or when acting in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold or deal in any of the remarketed Notes. Each of the Remarketing Agents and the Reset Agent may exercise any vote or join in any action which any beneficial owner of remarketed Notes may be entitled to exercise or take pursuant to the Indenture with like effect as if it did not act in any capacity hereunder. Each of the Remarketing Agents and the Reset Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.
10. Resignation and Removal. (a) The Remarketing Agents and the Reset Agent may resign and be discharged from their duties and obligations hereunder, and the Company may remove any Remarketing Agent or Reset Agent, by giving five (5) Business Days’ prior written notice, in the case of a resignation, to the Company, Platinum Finance and the Purchase Contract Agent and, in the case of a removal, to the removed Remarketing Agent or Reset Agent; provided that no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor to such Remarketing Agent or Reset Agent, as the case may be, and such successor Remarketing Agent or Reset Agent shall have entered into a remarketing agreement with the Company, Platinum Finance and the Purchase Contract Agent in which it shall have agreed to conduct the remarketing substantially in accordance with the Transaction Documents. In any such case, the Company will use its reasonable efforts to appoint a successor Remarketing Agent or Reset Agent, as the case may be, and enter into such a remarketing agreement with such person as soon as reasonably practicable.
(b) The provisions of this Section 10 shall survive the resignation or removal of any Remarketing Agent or Reset Agent pursuant to this Agreement.
11. Termination of Remarketing Agreement. This Agreement shall terminate as to any Remarketing Agent or Reset Agent, which is replaced on the effective date of the resignation or removal of such Remarketing Agent or Reset Agent pursuant to Section 10. In addition, the obligations of such Remarketing Agent or Reset Agent may be terminated by it by notice given to the Company and Platinum Finance prior to 10:00 a.m., New York City time, on the Remarketing Date or a Subsequent Remarketing Date, as the case may be, if, prior to that time, any of the conditions precedent to the obligations of the Remarketing Agents and the Reset Agent described in Section 6 hereof shall have failed to occur or upon the occurrence of any of the events in Section 6(g), (h) or (i), which termination shall be without liability on the part of any party to any other party, except that Sections 1, 5, 7, 8 and 10 shall at all times be effective and shall survive such termination.

12. Survival. Notwithstanding any termination pursuant to Section 10 or 11 hereof, the obligations set forth in Section 5 hereof shall survive and remain in full force and effect until all amounts payable under Section 5 shall have been paid in full. In addition, each former Remarketing Agent and Reset Agent shall be entitled to the rights and benefits under Sections 1 and 7 of this Agreement notwithstanding the replacement of such Remarketing Agent or Reset Agent. The respective indemnities, agreements, representations, warranties and other statements of the Company, Platinum Finance, the Remarketing Agents or Reset Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Remarketing Agent or Reset Agent, or any controlling person of any Remarketing Agent, Reset Agent, Platinum Finance or the Company, or any officer or director or controlling person of the Company or Platinum Finance, and shall survive the Remarketing.
13. Remarketing Agents’ and Reset Agent’s Performance; Duty of Care.
(a) The duties and obligations of the Remarketing Agents and the Reset Agent shall be determined solely by the express provisions of this Agreement. No implied covenants or obligations of or against the Remarketing Agents or the Reset Agent shall be read into this Agreement. In the absence of bad faith on the part of a Remarketing Agent or Reset Agent, as the case may be, such Remarketing Agent or Reset Agent may conclusively rely upon any document furnished to it which purports to conform to the requirements of, or any information supplied to it by the Company or Platinum Finance pursuant to, the Transaction Documents or the Notes as to the truth of the statements expressed in any such documents. Each of the Remarketing Agents and the Reset Agent shall be protected in acting upon any document or communication reasonably believed by it to be signed, presented or made by the proper party or parties. In no event shall the Remarketing Agents or the Reset Agent be liable to any person for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Remarketing Agents or Reset Agent, as the case may be, have been advised of the likelihood of such loss or damage and regardless of the form of action.
(b) Neither the Remarketing Agents nor the Reset Agent shall have any obligation to determine whether there is any limitation under applicable law on the Reset Rate on the Notes or, if there is any such limitation, the maximum permissible Reset Rate on the Notes, and they shall rely solely upon written notice from the Company (which the Company agrees to provide on or prior to the Business Day immediately preceding the Remarketing Date or a Subsequent Remarketing Date, as the case may be) as to whether or not there is any such limitation and, if so, the maximum permissible Reset Rate. The Reset Agent shall not be liable for any error resulting from the use of or reliance on a source of information in good faith to make any determination, calculation or declaration hereunder. In acting under this Agreement and in connection with the Notes, the Remarketing Agents and the Reset Agent are acting solely as agents of the Company and Platinum Finance, do not assume any obligations to, or relationship of agency or trust for or with, any of the owners or holders of the Notes and none of the Remarketing Agents or the Reset Agent, acting under this Agreement, shall incur any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or Platinum Finance or their respective security holders or creditors or to any beneficial owner or holder of remarketed Notes in its individual capacity or as Remarketing Agent or Reset Agent, as the case may be, relating to or arising out of the engagement of such Remarketing Agent or Reset Agent pursuant to, or the performance by such Remarketing Agent or Reset Agent of their respective services contemplated by, this Agreement or for any action or failure to act in connection with the Remarketing or otherwise, except to the extent such liability is found in a final judgment by a court of competent jurisdiction to have resulted from the bad faith or gross negligence on the part of such Remarketing Agent or Reset Agent, as the case may be. The Remarketing Agents and Reset Agent may, upon obtaining the prior written consent of the Company and Platinum Finance, perform any duties hereunder through agents or attorneys, and the Remarketing Agent and Reset Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care and in the absence of bad faith or gross negligence by it hereunder. Each of the Remarketing Agents and Reset Agent may, but shall not be obligated to, purchase remarketed Notes for its own account. Any determination made by the Remarketing Agents or the Reset Agent in accordance with the terms of this Agreement and the Notes and in the absence of bad faith or gross negligence shall be conclusive and binding upon the Remarketing Agents, the Reset Agent, the Company, Platinum Finance, the Trustee and the owners of the Notes, absent manifest error. The provisions of this Section 13 shall survive any termination of this Agreement and shall also continue to apply to every Remarketing Agent and Reset Agent notwithstanding their resignation or removal.
14. Miscellaneous.
(a) Except as otherwise stated herein, all statements, requests, notices and agreements hereunder shall be in writing, and if to the Remarketing Agents, shall be delivered or sent by mail or facsimile transmission to the Remarketing Agents as follows: (i) Goldman, Sachs & Co., Registration Department, 85 Broad Street, New York, NY 10004, Facsimile: (212) 902-3000 and (ii) Merrill, Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10281-1201, Facsimile (212) 449-1897; if to the Company or Platinum Finance shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary; if to the Trustee shall be delivered or sent by mail or facsimile transmission to JPMorgan Chase Bank, N.A., 4 New York Plaza, 15th Floor, New York, New York 10004, facsimile: (212) 623-6274, Attention: Worldwide Securities Services; if to the Purchase Contract Agent shall be delivered or sent by mail or facsimile transmission to JPMorgan Chase Bank, N.A., 4 New York Plaza, 15th Floor, New York, New York 10004, facsimile: (212) 623-6274, Attention: Worldwide Securities Services; and if to the Collateral Agent, shall be delivered or sent by mail or facsimile transmission to U.S. Bank National Association, 225 Asylum Street, 23rd Floor, Hartford, CT 06103, facsimile: (860) 241-6897, Attention: Corporate Trust Administration. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.
(b) This Agreement shall be binding upon, and inure solely to the benefit of, the Remarketing Agents, the Reset Agent, the Company and Platinum Finance and, to the extent provided in Sections 7 and 13 hereof, the officers and directors of the Company and Platinum Finance and each person who controls the Company or Platinum Finance or the Remarketing Agents or Reset Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Notes from the Remarketing Agents shall be deemed a successor or assign by reason merely of such purchase.
(c) Time shall be of the essence of this Agreement.
(d) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS RULES OF SUCH STATE.
(e) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
(f) The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Company, Platinum Finance, the Purchase Contract Agent, the Remarketing Agents and the Reset Agent, please indicate your acceptance in the space provided for that purpose below.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

By:	/s/ Michael E. Lombardozzi

	Name:	Michael E. Lombardozzi
	Title:	Executive Vice President, General Counsel and Secretary

PLATINUM UNDERWRITERS FINANCE, INC.

By:	/s/ Joseph F. Fisher

	Name:	Joseph F. Fisher
	Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Purchase Contract Agent

By:	/s/ Albert P. Mari, Jr.

	Name:	Albert P. Mari, Jr.
	Title:	Vice President

Accepted as of the date hereof:

GOLDMAN, SACHS & CO., as Remarketing Agent and Reset Agent

By:	/s/ Goldman, Sachs & Co.

(Goldman, Sachs & Co.)

Accepted as of the date hereof:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Remarketing Agent

By:	/s/ Paul Brown

	Name:	Paul Brown
	Title:	Director

EXHIBIT A
FORM OF OPINION OF DEWEY BALLANTINE LLP DELIVERED PURSUANT TO SECTION 6(b)
     (i) Assuming each of the Remarketing Agreement, the Jurisdiction Agreement, the Notes Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by the Company under Bermuda law, each of the Remarketing Agreement, the Jurisdiction Agreement, the Notes Registration Rights Agreement and the Indenture has been duly delivered by the Company under New York law, and each of the Notes Registration Rights Agreement (when executed and delivered by the Remarketing Agents, and assuming it is binding on the Remarketing Agents) and the Indenture (assuming it is binding on the Trustee), constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (other than the indemnities provided for in the Notes Registration Rights Agreement, as to which no opinion need be expressed).
     (ii) Each of the Indenture, the Remarketing Agreement, the Notes Registration Rights Agreement and the Jurisdiction Agreement has been duly authorized, executed and delivered by Platinum Finance, and each of the Notes Registration Rights Agreement (when executed and delivered by the Remarketing Agents, and assuming it is binding on the Remarketing Agents) and the Indenture, constitutes a valid and legally binding obligation of Platinum Finance, enforceable against Platinum Finance in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (other than the indemnities provided for in the Notes Registration Rights Agreement, as to which no opinion need be expressed), and the Indenture has been duly qualified under the Trust Indenture Act.
     (iii) The Notes have been duly authorized, issued and executed by Platinum Finance, and, when authenticated by the Trustee in accordance with the Indenture and delivered to the Remarketing Agents against payment therefor in accordance with the terms of the Remarketing Agreement, the Notes will have been duly delivered by Platinum Finance, will be in the form contemplated by the Indenture, will be entitled to the benefits of the Indenture and will constitute valid and legally binding obligations of Platinum Finance enforceable against Platinum Finance in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and will conform in all material respects to the description thereof in the Offering Circular under the caption “Description of the Remarketed Notes.”

     (iv) The Exchange Securities have been duly authorized by Platinum Finance, and, when authenticated by the Trustee in accordance with the Indenture and the Second Supplemental Indenture and delivered in accordance with the Notes Registration Rights Agreement, the Exchange Securities will have been duly delivered by Platinum Finance, will be in the form contemplated by the Indenture and the Second Supplemental Indenture, will be entitled to the benefits of the Indenture and the Second Supplemental Indenture, will constitute valid and binding obligations of Platinum Finance enforceable against Platinum Finance in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and will conform in all material respects to the description thereof in the Offering Circular under the caption “Description of the Remarketed Notes.”
     (v) Assuming the Guarantees endorsed on the Notes have been duly authorized by the Company under Bermuda law and assuming the payment therefor in accordance with the terms of the Remarketing Agreement, the Guarantees constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and are in the form contemplated by, and entitled to the benefits of, the Indenture.
     (vi) It is not necessary in connection with Remarketing of the Notes by the Remarketing Agents pursuant to the Remarketing Agreement and the Offering Circular to register under the Act such Notes.
     (vii) Based solely on such counsel’s review of the Certificate of Good Standing of Platinum US certified by the Secretary of State of the State of Maryland, dated such date as stated in such counsel’s opinion (with a telephonic confirmation dated the date of such counsel’s opinion), Platinum US has been duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland, with corporate power and authority to conduct its business as described in the Offering Circular.
     (viii) Platinum Finance has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Offering Circular; all of the outstanding shares of Platinum Finance’s common stock have been duly authorized and validly issued and are fully paid and non-assessable and are registered in the name of Platinum Ireland.

     (ix) To such counsel’s knowledge, the only agreements in which the Company or Platinum Finance have agreed to register any securities are the Notes Registration Rights Agreement, the 2005 Registration Rights Agreement (as defined in Schedule I hereto), the Registration Rights Agreement (as defined in Schedule I hereto) and the Transfer Restrictions, Registration Rights and Standstill Agreement (as defined in Schedule I hereto).
     (x) Assuming that each of the Filed Agreements that is governed by New York law and to which the Company is a party has been duly authorized, executed and delivered by the Company under Bermuda law and is binding on the other party or parties thereto, each of such agreements has been duly delivered by the Company under New York law and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (other than the indemnities provided for in the 2005 Registration Rights Agreement, the Registration Rights Agreement and the Transfer Restrictions, Registration Rights and Standstill Agreement, as to which no opinion is expressed).
     (xi) Assuming that each of the Filed Agreements that is governed by New York law and to which Platinum US is a party has been duly authorized, executed and delivered by Platinum US under Maryland law and is binding on the other party or parties thereto, each of such Filed Agreements constitutes a valid and legally binding obligation of Platinum US enforceable against Platinum US in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, except that such counsel need not express any opinion as to the enforceability of any leases, sub-leases or assignments of leases or other agreements relating to real property constituting a Filed Agreement.
     (xii) Assuming that each of the Filed Agreements that is governed by New York law to which Platinum Finance is a party is binding on the other party or parties thereto, each of such Filed Agreements has been duly authorized, executed and delivered by Platinum Finance and constitutes a valid and legally binding obligation of Platinum Finance enforceable against Platinum Finance in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, except that such counsel need not express any opinion as to the enforceability of any leases, sub-leases or assignments of leases or other agreements relating to real property constituting a Filed Agreement or as to the enforceability of the indemnities provided for in the 2005 Registration Rights Agreement.

     (xiii) No consent, approval, authorization or order of, or qualification with, any United States Federal or New York State governmental body or agency is required for the Remarketing of the Notes, the issuance and delivery of the Exchange Securities or the consummation by the Company and Platinum Finance of the transactions contemplated by the Remarketing Agreement, the Jurisdiction Agreement, the Notes Registration Rights Agreement or the Indenture, except (A) such as may be required by the securities or Blue Sky laws of the State of New York, (B) with respect to the Exchange Securities, the effectiveness of a registration statement to be filed by the Company and Platinum Finance with the Commission pursuant to the Act and pursuant to the Notes Registration Rights Agreement and (C) with respect to the Exchange Securities, pursuant to the Trust Indenture Act.
     (xiv) The Remarketing of the Notes, the issuance and delivery of the Exchange Securities pursuant to and in the manner contemplated by the Remarketing Agreement and the Notes Registration Rights Agreement and the performance by the Company and Platinum Finance of their respective obligations under the Remarketing Agreement, the Jurisdiction Agreement, the Notes Registration Rights Agreement and the Indenture will not (i) result in a default under or a breach of any of the Filed Agreements that is governed by New York law and to which the Company or any subsidiary is a party, except any such default or breaches as (A) would not individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, (B) would not affect the due authorization and enforceability in accordance with their terms of the Notes or the Exchange Securities; or (C) would not adversely affect the consummation of the transactions contemplated by the Remarketing Agreement, the Notes Registration Rights Agreement and the Indenture, or (ii) violate any Federal law of the United States or law of the State of New York applicable to the Company or Platinum Finance; provided, however, that for purposes of this paragraph (xiv), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws or fraudulent transfer laws; and provided, further, that insofar as performance by the Company and Platinum Finance of their respective obligations under such agreements is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights or general equity principles.
     (xv) Assuming that the Jurisdiction Agreement has been duly authorized, executed and delivered by the Company under Bermuda law and is binding on the other party or parties thereto and assuming that the Jurisdiction Agreement is not terminated, amended or modified in any way, under the laws of the State of New York relating to submission to jurisdiction, pursuant to the Jurisdiction Agreement, (A) each of the Company and Platinum Finance has validly and irrevocably submitted to the non-exclusive jurisdiction of any New York Court with respect to any legal suit, action or proceeding against the

Company or Platinum Finance brought by any Remarketing Agent, Reset Agent, Purchase Contract Agent or Control Person (as defined in the Jurisdiction Agreement) arising out of or based on the Remarketing Agreement, the Notes Registration Rights Agreement or the transactions contemplated thereby, and has validly and irrevocably waived, to the fullest extent that it may effectively do so, any objection to the venue of such suit, action or proceeding in any such court, and (B) each of the Company and Platinum Finance has validly appointed CT Corporation System as its authorized agent for the purpose and to the extent described in the Jurisdiction Agreement, and service of process effected on such agent in the manner set forth therein will be effective to confer valid personal jurisdiction over the Company and Platinum Finance with respect to such suit, action or proceeding, assuming, in each of clauses (A) and (B), (1) the validity of such actions under Bermuda law and (2) the due authorization, execution and delivery of the Jurisdiction Agreement by the Remarketing Agents.
     (xvi) Neither the Company nor Platinum Finance is required to register as an “investment company” under the Investment Company Act and the rules and regulations promulgated thereunder.
     (xvii) The statements set forth in the Form 10-K under the caption “Related Party Transactions,” and in the Offering Circular under the captions “Description of the Remarketed Notes,” “Material U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences to U.S. Holders,” “Material U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences to Non-U.S. Holders,” “ERISA Considerations,” and “Remarketing” insofar as they purport to describe the provisions of the New York and Federal laws and documents referred to therein, are true and complete in all material respects.
     Such counsel shall also furnish to you a written statement that each of the documents incorporated by reference in the Offering Circular which were filed under the Exchange Act, as of their respective dates (in each case, other than the financial statements and related notes and schedules and other financial information therein, as to which such counsel need express no opinion), appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. Further, nothing came to such counsel’s attention in the course of its review that has caused such counsel to believe that the Offering Circular, as of its date, and the documents incorporated therein by reference which were filed under the Exchange Act, as of their respective dates (in each case, other than the financial statements and related notes and schedules and other financial information therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, nothing has come to such counsel’s attention that has caused such counsel to believe that, as of the date and time of delivery of such counsel’s written opinion, the Offering Circular (other than the financial statements and related notes and schedules and other financial information therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall state that they do not assume any responsibility for the accuracy or completeness of the statements contained in the Offering Circular, or in any of the documents incorporated by reference in the Offering Circular or in any further amendment or supplement thereto which were filed under the Exchange Act, except for those made under the caption “Related Party Transactions” in the Form 10-K and under the captions “Description of the Remarketed Notes,” “Material U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences to U.S. Holders,” “Material U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Consequences to Non-U.S. Holders,” “ERISA Considerations” and “Remarketing” in the Offering Circular insofar as they relate to provisions of documents or of United States Federal tax law therein described.
Such counsel may state that its opinions are solely for the benefit of the Remarketing Agents and may not be relied upon by any other person.

EXHIBIT B
FORM OF OPINION OF CONYERS DELIVERED PURSUANT TO SECTION 6(c)
     (i) Each of the Company and Platinum Bermuda is a limited liability company duly incorporated and existing under the laws of Bermuda in good standing (“good standing” meaning solely that it has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda).
     (ii) Each of the Company and Platinum Bermuda has the necessary power and authority to own, lease and operate its properties as described in the Offering Circular.
     (iii) The Company has the necessary corporate power and authority to carry on its business as described in the Offering Circular. No further approvals of the insurance regulatory, governmental or administrative body or authority of Bermuda are required for the conduct of such business by the Company.
     (iv) Platinum Bermuda has the necessary corporate power and authority to carry on its business as described in the Offering Circular, including its insurance and reinsurance business as described in the Offering Circular, and is registered as a Class 4 insurer under the Insurance Act 1978 effective June 6, 2002 and is licensed to carry on long-term business subject to the provisions of the Insurance Act 1978 and the regulations promulgated thereunder, and the conditions set out in Schedule I to the Certificate of Registration, issued by the Bermuda Monetary Authority to Platinum Bermuda, dated June 6, 2002. No further approvals of the insurance regulatory, governmental or administrative body or authority of Bermuda are required for the conduct of such business by Platinum Bermuda.
     (v) The Company has the necessary corporate power and authority to enter into and perform its obligations under each of the Transaction Documents. The execution and delivery of each of the Transaction Documents, by the Company and the performance by the Company of its obligations thereunder will not violate the memorandum of association or bye-laws of the Company nor any applicable law, regulation, order or decree in Bermuda.
     (vi) The Company has taken all corporate action required to authorize its execution, delivery and performance of each of the Transaction Documents. Each of the Transaction Documents has been duly executed and delivered by or on behalf of the Company and constitutes the valid, binding and enforceable obligation of the Company in accordance with the terms thereof.
     (vii) The Company has taken all corporate action required to authorize its execution, delivery and performance of the Guarantees endorsed on the Notes. The Guarantees endorsed on the Notes have been duly executed and delivered by or on behalf of the Company and constitute the valid and binding obligation of the Company, enforceable in accordance with the terms thereof.
     (viii) No order, consent, approval, license, authorization or validation of, registration with or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorize or is required in connection with the execution, delivery, performance and enforcement of each of the Transaction Documents, except such as have been duly obtained in accordance with Bermuda law.
     (ix) It is not necessary or desirable to ensure the enforceability in Bermuda of each of the Transaction Documents that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda.
     (x) Based solely on a review of a certified copy of the Company’s Memorandum of Association, the Company has an authorized share capitalization as described in the Offering Circular. Based solely on a review of a certified copy of the Register of Members of the Company prepared by the branch registrar of the Company (the “Register of Members”), dated such date as stated in such counsel’s opinion, the issued share capital of the Company at the date of the Register of Members consists of such number of common shares, as specified in such counsel’s opinion and such shares are duly authorized and validly issued, fully paid and nonassessable (which term means when used in this Section 7(c) that no further sums are required to be paid by the holders thereof in connection with the issue thereof).
     (xi) Subject to the requirement that any shares of the Company are listed on the Exchange or on another appointed stock exchange (as defined in section 2(1) of the Companies Act 1981), the Company has received permission under the Exchange Control Act 1972 (and Regulations made thereunder) from the Bermuda Monetary Authority for: (i) the issue and subsequent free transferability of the Company’s shares, up to the amount of its authorized capital from time to time, to and among persons non resident of Bermuda for exchange control purposes; (ii) the issue and subsequent free transferability of up to 20% of the Company’s shares in issue from time to time to persons resident in Bermuda for exchange control purposes; and (iii) the issuance of options, warrants, depository receipts, rights, loan notes and other securities of the Company and the subsequent free transferability thereof.
     (xii) The Guarantees conform, as to legal matters, to the description thereof contained in the Offering Circular in all material respects.
     (xiii) The Guarantees will not constitute unlawful financial assistance by the Company under Bermuda law.
     (xiv) Based solely on such counsel’s review of a certified copy of the Register of Members of Platinum Bermuda dated as of the date set forth in such opinion, all of the issued shares of Platinum Bermuda have been duly authorized and validly issued, fully paid and non-assessable (as such term is defined above) and are registered in the name of the Company.
     (xv) None of this Agreement, the Jurisdiction Agreement and the Notes Registration Rights Agreement will be subject to ad valorem stamp duty in Bermuda and no registration, documentary, recording, transfer or other similar tax, fee or charge is payable in Bermuda in connection with the execution, delivery, filing, registration or performance of this Agreement, the Jurisdiction Agreement or the Notes Registration Rights Agreement.
     (xvi) Under current Bermuda law there is no Bermuda income tax, withholding tax, capital gains tax, capital transfer tax, estate or inheritance tax, payable by investors who are not resident in Bermuda (or are deemed not to be resident in Bermuda for Bermuda exchange purposes).
     (xvii) The Company and Platinum Bermuda have received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act 1966 of Bermuda to the effect that in the event Bermuda enacts any legislation imposing tax computed on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then such tax will not apply to the Company and Platinum Bermuda or to any of their operations or their shares, debentures or other obligations, until March 28, 2016. This assurance does not preclude the application of any tax or duty to persons that are “ordinarily resident” in Bermuda (the Company and Platinum Bermuda are not “ordinarily resident” in Bermuda) or the application of any tax payable by the Company or Platinum Bermuda in respect of real property owned or leased by the Company or Platinum Bermuda in Bermuda.
     (xviii) The statements in the Offering Circular under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Liquidity Requirements,” “Business—Regulation—Bermuda Regulation” and “Description of Our Share Capital,” to the extent that they constitute statements of Bermuda law, are accurate in all material respects.
     (xix) The Company can sue and be sued in its own name under the laws of Bermuda.
     (xx) The choice of New York law as the governing law of this Agreement, the Jurisdiction Agreement and the Notes Registration Rights is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. The submission in the Jurisdiction Agreement to the non-exclusive jurisdiction of the New York Courts (as defined in the Jurisdiction Agreement) is valid and binding upon the Company.

     (xxi) The courts of Bermuda would recognize as a valid judgment, a final and conclusive judgment in personam, obtained in the New York Courts against the Company based upon this Agreement, the Jurisdiction Agreement and the Notes Registration Rights Agreement and the Indenture under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance in seeking validation of such judgment with the correct procedures under the laws of Bermuda.
     (xxii) Under Section 16 of the Companies Act 1981, the bye-laws of the Company shall bind the Company and the members of the Company to the same extent as if such bye-laws had been signed and sealed by each such member, and contain covenants on the part of each such member to observe all the provisions of the bye-laws of the Company, except, as provided in Section 17 of the Companies Act 1981, no member of the Company shall be bound by an alteration made in the bye-laws after the date on which he became a member, if and so far as the alteration requires him to take or subscribe for more shares than the number held by him at the date on which the alteration is made, or in any way increases his liability as at that date to contribute to the share capital of, or otherwise to pay money to, the Company (unless the member agrees in writing, either before or after the alteration is made, to be bound thereby).
     (xxiii) Based solely on a search of the Register of Charges, maintained by the Registrar of Companies pursuant to Section 55 of the Companies Act 1981, conducted on the date identified in such opinion, there are no registered charges registered against the Company or Platinum Bermuda.
     (xxiv) Based solely upon a search of the Cause Book of the Supreme Court of Bermuda conducted on the date identified in such opinion, there are no judgments, nor legal or governmental proceedings pending in Bermuda to which either of the Company or Platinum Bermuda is a party.
     (xxv) The Remarketing Agents and the Reset Agent will not be deemed to be resident, domiciled or carrying on business in Bermuda by reason only of the execution, performance and enforcement of this Agreement, the Jurisdiction Agreement or the Notes Registration Rights Agreement.
     (xxvi) Each of the Remarketing Agents, Reset Agent and Purchase Contract Agent has standing to bring an action or proceedings before the appropriate courts in Bermuda for the enforcement of this Agreement, the Jurisdiction Agreement and the Notes Registration Rights Agreement. It is not necessary or advisable in order for the Remarketing Agents to enforce its rights under this Agreement, the Jurisdiction

Agreement or the Notes Registration Rights Agreement, including the exercise of remedies thereunder, that it be licensed, qualified or otherwise entitled to carry on business in Bermuda.
     (xxvii) The Company and Platinum Bermuda have been designated as non-resident for the purposes of the Exchange Control Act, 1972 and as such are free to acquire, hold and sell foreign currency (including the payment of dividends and other distributions) and securities without restriction. No currency exchange control laws or withholding taxes of Bermuda apply to the payment of dividends (a) on the Common Shares by the Company or (b) by Platinum Bermuda to the Company, except in each case as described in or contemplated by the Offering Circular; and Platinum Bermuda is not currently prohibited by any Bermuda law or governmental authority, directly or indirectly, from paying any dividends to the Company, from making any other distributions on its capital stock, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company, except as contemplated by the Offering Circular.
     (xxviii) Neither the Company nor Platinum Bermuda is entitled to any immunity under the laws of Bermuda, whether characterized as sovereign immunity or otherwise, from any legal proceedings to enforce this Agreement, the Jurisdiction Agreement or the Notes Registration Rights Agreement in respect of itself or its property.
     (xxix) The procedure for the service of process on the Company through C.T. Corporation System in New York, New York, United States of America, acting as agent for the Company, as set out in Section 1(ee) of this Agreement and in the Jurisdiction Agreement and the Notes Registration Rights Agreement, would be effective, in so far as Bermuda law is concerned, to constitute valid service of the proceedings on the Company.

EXHIBIT C
FORM OF OPINION OF MICHAEL LOMBARDOZZI PURSUANT TO SECTION 6(d)
     (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company and of public officials, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);
     (ii) Platinum Finance has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of Platinum Finance and of public officials, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);
     (iii) To the best of such counsel’s knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
     (iv) The Remarketing of the Notes and the issuance and delivery of the Exchange Securities pursuant to and in the manner contemplated by the Remarketing Agreement and the Notes Registration Rights Agreement and the compliance by the Company and Platinum Finance with all of the provisions of the Remarketing Agreement, the Jurisdiction Agreement, the Notes Registration Rights Agreement and the Indenture and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to a right of termination under, any of the Filed Agreements or under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than such conflicts, breaches, violations, defaults and termination rights which (A) would not individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, (B) would not affect the due authorization and enforceability in accordance with their terms of the Notes; or (C) would not adversely affect the consummation of the transactions contemplated hereby;
     (v) To the best of such counsel’s knowledge, neither the Company nor any of its subsidiaries is (A) in violation of its bye-laws, its memorandum of association, its certificate of incorporation or any of its other organizational documents or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any of the Filed Agreements or in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than such defaults which (A) would not individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; (B) would not affect the due authorization and enforceability in accordance with their terms of the Notes; or (C) would not adversely affect the consummation of the transactions contemplated by the Remarketing Agreement, the Notes Registration Rights Agreement and the Indenture; and
     (vi) Platinum US is duly licensed as an insurer or reinsurer, as the case may be, under the Insurance Laws of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of Platinum US to be so licensed would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole. Platinum US has made all required filings under applicable Insurance Laws in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholder’s equity or results of operations of the Company and its subsidiaries, taken as a whole. Platinum US has all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct its business as described in the Offering Circular and all of the foregoing are in full force and effect, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications or their failure to be in full force and effect would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole. To such counsel’s knowledge, Platinum US has not received any notification from any insurance regulatory authority or other governmental authority in the United States, Ireland, the United Kingdom, Bermuda or elsewhere to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by Platinum US; and, to such counsel’s knowledge, no insurance regulatory authority has issued any order or decree impairing, restricting or prohibiting the payment of dividends by Platinum US to its parent;
     Such counsel shall also furnish to you a written statement that nothing came to his attention in the course of his review that has caused such counsel to believe that the Offering Circular, as of its date, and the documents incorporated therein by reference which were filed under the Exchange Act, as of their respective dates (in each case, other than the financial statements and related notes and schedules and other financial information therein, as to which he need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, nothing has come to his attention that has caused him to believe that, as of the date and time of delivery of his written opinion, the Offering Circular (other than the financial statements and related notes and schedules and other financial information therein, as to which he need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall state that he does not assume any responsibility for the accuracy or completeness of the statements contained in the Offering Circular, or in any of the documents incorporated by reference in the Offering Circular or in any further amendment or supplement thereto which were filed under the Exchange Act.
     In giving such opinion, such counsel may state that with respect to all matters of United States federal and New York law he has relied upon the opinions of United States counsel for the Company delivered pursuant to Section 6 of the Remarketing Agreement.

EXHIBIT D
FORM OF OPINION OF FUNK & BOLTON PURSUANT TO SECTION 6(e)
The summaries of the provisions of the insurance laws of the State of Maryland made in the Offering Circular and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 under the caption “Business—Regulation—U.S. Regulation” are true and complete in all material respects. Such counsel may state that they do not assume any responsibility for the accuracy or completeness of the statements made in the Offering Circular, the Company’s Report on Form 10-K for the fiscal year ended December 31, 2004, or any of the documents incorporated therein by reference which were filed under the Exchange Act, except for the summaries of the provisions of the insurance laws of the State of Maryland made under the caption “Business—Regulation—U.S. Regulation” in the Offering Circular and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

ANNEX I
FORM OF COMFORT LETTER
     Pursuant to Section 6(f) of the Remarketing Agreement, the accountants shall furnish letters to the Remarketing Agents to the effect that:
     (i) They are an independent registered public accounting firm with respect to the Company, Predecessor and their respective subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder and the Public Company Accounting Oversight Board (United States) (the “PCAOB”);
     (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Offering Circular comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and they have made a review in accordance with standards established by the PCAOB of the consolidated interim financial statements and selected financial data derived from audited financial statements of the Company and Predecessor for the periods specified in such letter;
     (iii) They have made a review in accordance with standards established by the PCAOB of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular and/or included in the Company’s quarterly report on Form 10-Q included in or incorporated by reference into the Offering Circular; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;
     (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the years ended December 31, 2004 and 2003, and the period ended December 31, 2002, and with respect to the results of operations of Predecessor for the period January 1, 2002, through November 1, 2002 and for the years ended December 31, 2001 and 2000 included in the Offering Circular and included or incorporated by reference in Item 6 of the Company’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years and periods of the Company and the Predecessor, as applicable, which were included or incorporated by reference in the Annual Reports on Form 10-K for the Company or the Predecessor, as applicable, for such fiscal years;
     (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:
     (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows (x) included in the Offering Circular and/or (y) included in the Offering Circular or incorporated by reference from the Company’s Quarterly Reports on Form 10-Q do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular or included in the Company’s Quarterly Reports on Form 10-Q incorporated by reference in the Offering Circular for them to be in conformity with generally accepted accounting principles;
     (B) any other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular or incorporated by reference from the Company’s Annual Report on Form 10-K for the most recent fiscal year;
     (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular or incorporated by reference from the Company’s Annual Report on Form 10-K for the most recent fiscal year;

     (D) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the common shares or capital (other than issuances of shares upon exercise of director or employee options, upon the exercise, conversion or exchange of convertible or exchangeable securities or options or upon the exercise of the purchase contracts forming a part of the Company’s equity security units, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Offering Circular) or any increase in the debt obligations of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Offering Circular, except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and
     (vi) In addition to the examination referred to in their report(s) included or incorporated by reference in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Remarketing Agents, which are derived from the general accounting records of the Company, Predecessor and their respective subsidiaries, which appear in the Offering Circular (excluding documents incorporated by reference), or in documents incorporated by reference in the Offering Circular specified by the Remarketing Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company, Predecessor and their respective subsidiaries and have found them to be in agreement.

Schedule I

Filed Agreements to which Platinum Underwriters Holdings, Ltd., a Bermuda company (the “Company”), is a party		Governing Law

•	Formation and Separation Agreement, dated as of October 28, 2002 (the “Formation and Separation Agreement”), between the Company and St. Paul (as defined herein).	New York

•	Master Services Agreement, dated November 1, 2002 (the “Master Services Agreement”), as amended by that certain Letter Agreement dated June 30, between the Company and St. Paul.	New York

•	Registration Rights Agreement, dated November 1, 2002 (the “Registration Rights Agreement”), between the Company and St. Paul.	New York

•	Option Agreement, dated November 1, 2002 (the “St. Paul Option Agreement”), between the Company and St. Paul.	New York

•	Option Agreement, dated November 1, 2002 (the “Fire and Marine Option Agreement”), between the Company, St. Paul and Fire and Marine (as defined herein).	New York

•	Option Agreement, dated November 1, 2002 (the “St. Paul Re UK Option Agreement”), between the Company, St. Paul and St. Paul Reinsurance Company Limited, a limited liability company incorporated under the laws of England (“St. Paul Re UK”).	New York

•	Purchase Contract Agreement, dated as of November 1, 2002, between the Company and JPMorgan Chase Bank, as Purchase Contract Agent.	New York

•	Indenture, dated October 10, 2002 (the “Base Indenture”), among the Company, Platinum Finance (as defined herein) and JPMorgan Chase Bank, as Trustee.	New York

•	First Supplemental Indenture, dated November 1, 2002 (the “Supplemental Indenture”), among the Company, Platinum Finance and JPMorgan Chase Bank as Trustee.	New York

•	Pledge Agreement, dated as of November 1, 2002 (the “Pledge Agreement”), among the Company, State Street Bank and Trust Company, as Collateral Agent, Custodial Agent and Securities Intermediary, and JPMorgan Chase Bank, as Purchase Contract Agent.	New York

•	Investment Agreement, dated September 20, 2002, as amended (the “RenRe Investment Agreement”), among the Company, St. Paul and RenRe (as defined herein).	New York

•	Transfer Restrictions, Registration Rights and Standstill Agreement, dated November 1, 2002 (the “Transfer Restrictions, Registration Rights and Standstill Agreement”), between the Company and RenRe.	New York

•	Option Agreement, dated November 1, 2002 (the “RenRe Option Agreement”), between the Company and RenRe.	New York

•	Services and Capacity Reservation Agreement, dated as of November 1, 2002 (the “Services and Capacity Reservation Agreement”), between the Company and RenRe.	New York

•	Guaranty dated as of December 31, 2003 (the “US Guaranty”) between the	New York

Company, as Guarantor, and Platinum US (as defined herein).

•	Guarantee dated as of December 31, 2003 (the “UK Guarantee”) between the Company, as Guarantor, and Platinum UK (as defined herein).	England and Wales

•	Separation Agreement dated June 24, 2004 between William A. Robbie and the Company.	New York

•	Employment Agreement dated June 24, 2004 between Joseph F. Fisher and the Company.	New York

•	Amendment dated January 10, 2005 to the St. Paul Re UK Option Agreement.	New York

•	Amendment dated January 10, 2005 to the St. Paul Option Agreement.	New York

•	Amended and Restated Option Agreement dated November 18, 2004 between the Company and RenRe (as defined herein).	New York

•	Investment Manager Agreement dated May 12, 2005 (the “BlackRock Investment Manager Agreement I”) between the Company, Platinum Bermuda (as defined herein), Platinum Ireland (as defined herein) and BlackRock Financial Management, Inc. (“BlackRock”).	New York

•	Purchase Agreement, dated May 20, 2005 (the “GS Purchase Agreement”), by and among the Company, Platinum Finance and Goldman, Sachs & Co.	New York

•	Jurisdiction Agreement, dated May 20, 2005 (the “GS Jurisdiction Agreement”), by and among the Company, Platinum Finance and Goldman, Sachs & Co.	New York

•	Indenture dated as of May 26, 2005 (the “2005 Indenture”), between the Company, Platinum Finance and JPMorgan Chase Bank, N.A.	New York

•	First Supplemental Indenture dated as of May 26, 2005 (the “2005 First Supplemental Indenture”) between the Company, Platinum Finance and JPMorgan Chase Bank, N.A.	New York

•	Exchange and Registration Rights Agreement dated May 26, 2005 (the “2005 Registration Rights Agreement”) between the Company, Platinum Finance and Goldman, Sachs & Co.	New York

Filed Agreements to which Platinum Underwriters Finance, Inc., a Delaware corporation (“Platinum Finance”), is a party		Governing Law

•	Base Indenture	New York

•	Supplemental Indenture	New York

•	Investment Manager Agreement dated May 12, 2005 (the “BlackRock Investment Manager Agreement II”) between Platinum US, Platinum Finance and BlackRock.	New York

•	GS Purchase Agreement	New York

•	GS Jurisdiction Agreement	New York

•	2005 Indenture	New York

•	2005 First Supplemental Indenture	New York

•	2005 Registration Rights Agreement	New York

Filed Agreements to which Platinum Underwriters Reinsurance Inc., a Maryland domiciled insurance company (“Platinum US”), is a party		Governing Law

•	Employee Benefits and Compensation Matters Agreement, dated November	New York

1, 2002 (the “Employee Matters Agreement”), between St. Paul and Platinum US.

•	Run-off Services Agreement, dated November 1, 2002 (the “US Run-Off Services Agreement”), between Platinum US, Mountain Ridge (as defined herein) and Fire & Marine.	New York

•	Underwriting Management Agreement, dated November 1, 2002 (the “US Underwriting Agreement”), between Platinum US and Fire & Marine.	New York

•	100% Quota Share Retrocession Agreement (Traditional), dated November 1, 2002 (the “US Quota Share Traditional”), between Platinum US and Fire & Marine.	Minnesota

•	100% Quota Share Retrocession Agreement (Non-Traditional – D-1), dated as of the First Time of Delivery (the “US Quota Share Non-Traditional D-1”), between Platinum US and Mountain Ridge.	Vermont

•	100% Quota Share Retrocession Agreement (Non-Traditional – A), dated November 1, 2002 (the “US Quota Share Non-Traditional A”), between Platinum US and Fire & Marine.	Minnesota

•	100% Quota Share Retrocession Agreement (Non-Traditional – B-1), dated November 1, 2002 (the “US Quota Share Non-Traditional B-1”), between Platinum US and Fire & Marine.	Minnesota

•	100% Quota Share Retrocession Agreement (Non-Traditional – B-2), dated November 1, 2002 (the “US Quota Share Non-Traditional B-2”), between Platinum US and Fire & Marine.	Minnesota

•	100% Quota Share Retrocession Agreement (Non-Traditional – C), dated November 1, 2002 (the “US Quota Share Non-Traditional C”), between Platinum US and Fire & Marine.	Minnesota

•	100% Quota Share Retrocession Agreement (Non-Traditional – D Stop Loss), dated as of the First Time of Delivery (the “US Quota Share Non-Traditional D Stop Loss”), between Platinum US and Mountain Ridge.	Vermont

•	100% Quota Share Retrocession Agreement (Non-Traditional – D Spread Loss), dated November 1, 2002 (the “US Quota Share Non-Traditional D Spread Loss”), between Platinum US and Fire & Marine.	Minnesota

•	100% Quota Share Retrocession Agreement (Non-Traditional – D-3), dated November 1, 2002 (the “US Quota Share Non-Traditional D-3”), between Platinum US and Fire & Marine.	Minnesota

•	100% Quota Share Retrocession Agreement (Non-Traditional – D-4), dated November 1, 2002 (the “US Quota Share Non-Traditional D-4”), between Platinum US and Fire & Marine.	Minnesota

•	100% Quota Share Retrocession Agreement (Non-Traditional – E), dated November 1, 2002 (the “US Quota Share Non-Traditional E”), between Platinum US and Fire & Marine.	Minnesota

•	100% Quota Share Retrocession Agreement (Traditional), dated November 1, 2002 (the “UK Quota Share Traditional”), between Platinum US and St. Paul Re UK.	England

•	100% Quota Share Retrocession Agreement (Non-Traditional – A), dated November 1, 2002 (the “UK Quota Share Non-Traditional A”), between	England

Platinum US and St. Paul Re UK.

•	100% Quota Share Retrocession Agreement (Non-Traditional – B-1), dated November 1, 2002 (the “UK Quota Share Non-Traditional B-1”), between Platinum US and St. Paul Re UK.	England

•	Revised and Amended Trust Agreement, dated November 1, 2002, as amended December 12, 2002 (the “Fire and Marine Trust Agreement”), among Platinum US, Fire and Marine and the Trustee Bank named therein.	Massachusetts

•	Revised and Amended Trust Agreement, dated as of November 1, 2002 and amended as of December 12, 2002 (the “Mountain Ridge Trust Agreement”), among Platinum US, Mountain Ridge and the Trustee Bank named therein.	Massachusetts

•	Trust Agreement effective as of January 1, 2003 (the “Bermuda Trust Agreement”) among Platinum Bermuda (as defined herein), Platinum US and State Street Bank and Trust Company.	Massachusetts

•	Quota Share Retrocession Agreement (the “US/Bermuda Quota Share Agreement”) by and between Platinum Bermuda and Platinum US dated as of May 13, 2003, as amended by that certain Addendum dated as of December 31, 2003.	New York

•	Aggregate Excess of Loss Retrocession Agreement, dated June 11, 2003 (the “Excess of Loss Agreement”), between Platinum US and Mountain Ridge.	Vermont

•	Commutation and Release Agreement, dated June 11, 2003 (“Commutation and Release”) between Platinum US and Mountain Ridge.	New York

•	Referral Agreement between Platinum US and Renaissance Underwriting Managers Ltd.	New York

•	Novation and Transfer Agreement for the Multi-Line Excess of Loss Reinsurance Agreement, dated September 16, 2003 (the “Wisconsin Mutual Multi-Line Novation Agreement”), among Platinum US, Fire & Marine and Wisconsin Mutual Insurance Company, effective as of January 1, 2003.	New York

•	Novation and Transfer Agreement for the Casualty Excess of Loss Reinsurance Agreement, dated September 16, 2003 (the “Casualty Novation Agreement”), among Platinum US, Fire & Marine and Wisconsin Mutual Insurance Company, effective as of January 1, 2003.	New York

•	Novation and Transfer Agreement for the First Property Catastrophe Excess of Loss Reinsurance Agreement, dated September 16, 2003 (the “First Property Catastrophe Novation Agreement”), among Platinum US, Fire & Marine and Wisconsin Mutual Insurance Company, effective as of January 1, 2003.	New York

•	Novation and Transfer Agreement for the Second Property Catastrophe Excess of Loss Reinsurance Agreement, dated September 16, 2003 (the “Second Property Catastrophe Novation Agreement”), among Platinum US, Fire & Marine and Wisconsin Mutual Insurance Company, effective as of January 1, 2003.	New York

•	Novation and Transfer Agreement for the Third Property Catastrophe Excess of Loss Reinsurance Agreement, dated September 16, 2003 (the “Third Property Catastrophe Novation Agreement”), among Platinum US, Fire & Marine and Wisconsin Mutual Insurance Company, effective as of January 1, 2003.	New York

•	Novation and Transfer Agreement for the Casualty Clash Excess of Loss reinsurance contract among Platinum US, Fire & Marine and Crusader Insurance Company, effective as of January 1, 2003 (the “Casualty Clash Novation Agreement”).	New York

•	Novation and Transfer Agreement for the Property Clash Excess of Loss reinsurance contract among Platinum US, Fire & Marine and Crusader Insurance Company, effective as of January 1, 2003 (the “Property Clash Novation Agreement”).	New York

•	Novation and Transfer Agreement for the Multi Line Excess of Loss reinsurance contract among Platinum US, St. Paul Fire & Marine Insurance Company and Crusader Insurance Company, effective as of January 1, 2003 (the “Crusader Multi-Line Novation Agreement”).	New York

•	Indexed Warranty Excess of Loss Reinsurance Contract, effective June 11, 2003, between Renaissance Reinsurance Ltd. And Platinum US.	Bermuda

•	Combined Catastrophe Excess of Loss Reinsurance Contract effective January 1, 2003 for the Alfa Insurance Group.

•	Addendum No. 6 to the Interests and Liabilities Agreement with respect to the Combined Catastrophe Excess of Loss Reinsurance Contract between members of the Alfa Insurance Group, Fire & Marine and Platinum US (the “Alfa Addendum”).

•	US Guaranty	New York

•	Excess of Loss Retrocession Agreement dated as of April 15, 2004 between Platinum UK and Platinum US (the “Excess of Loss Retrocession Agreement”).	England

•	Novation and Transfer Agreement for the Property Catastrophe Excess of Loss Reinsurance Agreement, dated February 19, 2004, among Platinum US, Fire & Marine and Germantown Mutual Insurance Company, effective as of January 1, 2003 (the “Property Catastrophe Novation Agreement”).	New York

•	Novation and Transfer Agreement for the Workers’ Compensation and Employer’s Liability Excess of Loss Reinsurance Agreement, dated February 19, 2004, among Platinum US, Fire & Marine and Germantown Mutual Insurance Company, effective as of January 1, 2003 (the “Workers’Compensation Excess of Loss Novation Agreement”).	New York

•	Novation and Transfer Agreement for the Property Per Risk Excess of Loss Reinsurance Agreement, dated February 19, 2004, among Platinum US, Fire & Marine and Germantown Mutual Insurance Company, effective as of January 1, 2003 (the “Property Per Risk Novation Agreement”).	New York

•	Novation and Transfer Agreement for the Casualty Excess of Loss Reinsurance Agreement, dated February 19, 2004, among Platinum US, Fire & Marine and Germantown Mutual Insurance Company, effective as of January 1, 2003 (the “Germantown Casualty Novation Agreement”).	New York

•	Property Catastrophe Excess of Loss Reinsurance Contract dated September 10, 2003 between the Glencoe Group of Companies and Platinum US (15% participation)	New York

•	Property Catastrophe Excess of Loss Reinsurance Contract dated September 10, 2003 between the Glencoe Group of Companies and Platinum US (5% participation).	New York

•	Employment Agreement dated August 4, 2004 between Michael D. Price and Platinum US.	New York

•	Letter Agreement dated June 24, 2004 between H. Elizabeth Mitchell and Platinum US.	New York

•	Investment Management Agreement dated May 12, 2005 between Platinum US and Hyperion Capital Management, Inc. (“Hyperion”).	New York

•	BlackRock Investment Manager Agreement II.	New York

•	Excess of Loss Retrocession Agreement (the “2005 Excess of Loss Agreement”), between Platinum UK and Platinum US, effective as of April 1, 2005.	England

•	Addendum No. 2 to the Quota Share Retrocession Agreement dated as of January 1, 2004 between Platinum Bermuda and Platinum US, effective as of April 1, 2005 (“US/Bermuda Quota Share Agreement Addendum No. 2”).

Filed Agreements to which Platinum Re (UK) Limited, a limited liability company incorporated under the laws of England (“Platinum UK”), is a party		Governing Law

•	U.K. Master Services Agreement, dated November 1, 2002 (the “UK Master Services Agreement”), as amended by that certain Addendum dated December 10, 2003, between St. Paul Re UK and Platinum UK.	England

•	U.K. Run-off Services Agreement, dated November 1, 2002 (the “UK Run-Off Services Agreement”), between St. Paul Re UK and Platinum UK.	England

•	U.K. Underwriting Agency and Underwriting Management Agreement, dated November 1, 2002 (the “UK Underwriting Agreement”), between Platinum UK and St. Paul Re UK.	England

•	U.K. Business Transfer Agreement, dated November 1, 2002 (the “UK Business Transfer Agreement”), between Platinum UK, St. Paul Re UK and St. Paul Management Limited.	England

•	Quota Share Retrocession Agreement dated November 26, 2002 (the “UK/Bermuda Quota Share Agreement”), between Platinum Bermuda and Platinum UK.	Massachusetts

•	Security Agreement dated as of November 26, 2002 (the “Security Agreement”), between Platinum Bermuda and Platinum UK.	Massachusetts

•	Control Agreement dated as of November 26, 2002 (the “Control Agreement”), by and among Platinum Bermuda, Platinum UK and State Street Bank and Trust Company.	New York

•	Alliance Capital Management L.P. Discretionary Investment Advisory Agreement dated as of November 26, 2002 (the “Investment Advisory Agreement”), with Platinum Bermuda and Platinum UK.	New York

•	UK Guarantee	England and Wales

•	Excess of Loss Retrocession Agreement	England

•	Addendum No. 1 effective January 1, 2004, to the Security Agreement dated as of November 26, 2002, between Platinum Bermuda and Platinum UK (the	Massachusetts

“Security Agreement Addendum”).

•	Quota Share Retrocession Agreement dated as of March 27,2003 between Platinum UK and Platinum Bermuda (the “UK/Bermuda Quota Share Agreement II”).	England

•	Addendum No. 1 effective April 1, 2003, to the Quota Share Retrocession Agreement dated as of March 27, 2003, between Platinum UK and Platinum Bermuda (the “Quota Share Agreement Addendum No. 1”)	England

•	Addendum No. 2 effective March 27, 2003, to the Quota Share Retrocession Agreement dated as of March 27, 2003, between Platinum UK and Platinum Bermuda (the “Quota Share Agreement Addendum No. 2”)	England

•	Investment Manager Agreement dated May 12, 2005 between Platinum UK and BlackRock.	New York

•	2005 Excess of Loss Agreement	England

Filed Agreements to which Platinum Underwriters Bermuda, Ltd., a Bermuda company (“Platinum Bermuda”), is a party		Governing Law

•	Bermuda Trust Agreement	Massachusetts

•	US/Bermuda Quota Share Agreement	New York

•	UK/Bermuda Quota Share Agreement	Massachusetts

•	Security Agreement	Massachusetts

•	Control Agreement	Massachusetts

•	Investment Advisory Agreement	New York

•	Referral Agreement between Platinum Bermuda and Renaissance Underwriting Managers Ltd.	Bermuda

•	Security Agreement Addendum	Massachusetts

•	UK/Bermuda Quota Share Agreement II	England

•	Quota Share Agreement Addendum No. 1	England

•	Quota Share Agreement Addendum No. 2	England

•	Investment Management Agreement dated May 12, 2005 between Platinum Bermuda and Hyperion.	New York

•	BlackRock Investment Manager Agreement I.	New York

•	US/Bermuda Quota Share Agreement Addendum No. 2

Filed Agreements to which Platinum Regency Holdings, an Irish company (“Platinum Ireland”), is a party		Governing Law

•	BlackRock Investment Manager Agreement I.	New York

Filed Agreements to which RenaissanceRe Holdings, Ltd., a Bermuda company (“RenRe”), is a party		Governing Law

•	RenRe Investment Agreement	New York

•	Transfer Restrictions and Registration Rights Agreement	New York

•	RenRe Option Agreement	New York

•	Services and Capacity Reservation Agreement	New York

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